This is filed pursuant to Rule 497(e)
                                          File Nos. 33-74230 and 811-08294

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


AllianceBernstein Exchange Reserves

RETIREMENT SHARES PROSPECTUS--April 25, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


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Investment Products Offered
o    Are Not FDIC Insured
o    May Lose Value
o    Are Not Bank Guaranteed


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TABLE OF CONTENTS

                                        Page
                                        ----
RISK/RETURN SUMMARY                      3
Performance and Bar Chart Information    4
FEES AND EXPENSES OF THE FUND            5
INVESTING IN THE FUND                    6
How To Buy Shares                        6
The Different Share Class Expenses       7
Distribution Arrangements for Group
  Retirement Plans                       7
Payments To Financial Intermediaries     7
How To Exchange Shares                   9
How To Sell or Redeem Shares             9
Frequent Purchases and Redemptions of
  Fund Shares                            9
How The Fund Values Its Shares           10
OTHER INFORMATION ABOUT THE FUND'S
OBJECTIVE, STRATEGIES AND RISKS          11
Investment Objective and Strategies      11
Risk Considerations                      11
MANAGEMENT OF THE FUND                   12
DIVIDENDS, DISTRIBUTIONS AND TAXES       13
GENERAL INFORMATION                      14
FINANCIAL HIGHLIGHTS                     15


AllianceBernstein Exchange Reserves' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.


3

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ALLIANCEBERNSTEIN EXCHANGE RESERVES


OBJECTIVE:

The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGY:

The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund invests in a portfolio of high-quality, U.S. dollar-denominated money market securities.

PRINCIPAL RISKS:

The principal risks of investing in the Fund are:

o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have its credit ratings downgraded.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The table shows the Fund's average annual total returns and the bar chart shows the Fund's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o  the Fund's average annual returns for one, five and 10 years; and

o  changes in the Fund's performance from year to year over 10 years.

The Fund's past performance does not necessarily indicate how it will perform in the future.


PERFORMANCE TABLE


(For the periods ended December 31, 2004)
--------------------------------------------
          1 Year*    5 Years*    10 Years*
--------------------------------------------
Class A    0.32%      1.97%        3.19%
Class R    0.32%      1.97%        3.19%
Class K    0.57%      2.22%        3.44%
Class I    0.82%      2.48%        3.69%

You may obtain the most current seven-day yield information of the Fund by calling 800-221-9513 or your financial intermediary.

* Inception Date for Class R, K and I shares is 3/1/05. Performance information for periods prior to the inception of Class R, K and I shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Class R, K and I shares, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIALS.]
                                  [CHART DATA]


1995    4.79%
1996    4.12%
1997    4.32%
1998    4.57%
1999    4.27%
2000    5.50%
2001    3.17%
2002    0.77%
2003    0.21%
2004    0.32%


During the period shown in the bar chart, the highest return for a quarter was 1.42% quarter ending 12/31/00 and the lowest return for a quarter was 0.002% quarter ending 3/31/04.


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FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                           Class A   Class R   Class K   Class I
                                            Shares    Shares    Shares    Shares
                                           -------   -------   -------   -------
Maximum Deferred Sales Charge (Load)       None        None      None      None
(as a percentage of original purchase
price or redemption proceeds, whichever
is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                     OPERATING EXPENSES
                                           -------------------------------------
                                           Class A   Class R   Class K   Class I
                                           -------   -------   -------   -------
    Management Fees                         .25%      .25%      .25%     .25%
    Distribution and/or Service
      (12b-1) Fees                          .50%      .50%      .25%      None
    Other Expenses
      Transfer Agent                        .30%      .26%(b)   .20%(b)  .12%(b)
      Other Expenses                        .10%      .10%      .10%     .10%
                                           -------   -------   -------   -------
    Total Other Expenses                    .40%      .36%(c)   .30%(c)  .22%(c)
                                           =======   =======   =======   =======
    Total Fund Operating Expenses          1.15%(a)  1.11%(c)   .80%(c)  .47%(c)

                                                          EXAMPLES
                                           -------------------------------------
                                           Class A   Class R   Class K   Class I
                                           -------   -------   -------   -------
    After 1st Year                         $   117   $   113   $    82   $    48
    After 3 Years                          $   365   $   353   $   255   $   151
    After 5 Years                          $   633   $   612   $   444   $   263
    After 10 Years                         $ 1,398   $ 1,352   $   990   $   591

--------------------------------------------------------------------------------
(a) Total Fund Operating Expenses for Class A shares do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc. or ABIRM. If the voluntary waiver were reflected, the net expenses of the Class A shares would have been 1.11%. Currently, no distribution expenses are being waived and any such waiver may be terminated at any time.

(b) The transfer agent fee payable as a percentage of net assets is 0.06% for Class R shares, 0.05% for Class K shares and 0.02% for Class I shares. The transfer agent fees also include an administrative services fee for third-party record keeping services that is payable as a percentage of net assets in the amount of up to 0.20% for Class R shares, 0.15% for Class K shares and 0.10% for Class I shares.

(c) Based on estimated amounts for the current fiscal year.


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HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                                                      Hypothetical
                          Hypothetical    Investment    Expenses    Hypothetical
           Hypothetical    Performance      After   (Current Expense    Ending
 Year       Investment      Earnings       Returns     Ratio 1.11%)   Investment
------     ------------   ------------  ------------  ------------  ------------
Year 1     $  10,000.00    $  500.00    $  10,500.00    $  116.55   $  10,383.45
Year 2     $  10,383.45    $  519.17    $  10,902.62    $  121.02   $  10,781.60
Year 3     $  10,781.60    $  539.08    $  11,320.68    $  125.66   $  11,195.02
Year 4     $  11,195.02    $  559.75    $  11,754.78    $  130.48   $  11,624.30
Year 5     $  11,624.30    $  581.21    $  12,205.51    $  135.48   $  12,070.03
Year 6     $  12,070.03    $  603.50    $  12,673.53    $  140.68   $  12,532.86
Year 7     $  12,532.86    $  626.64    $  13,159.50    $  146.07   $  13,013.43
Year 8     $  13,013.43    $  650.67    $  13,664.10    $  151.67   $  13,512.43
Year 9     $  13,512.43    $  675.62    $  14,188.05    $  157.49   $  14,030.56
Year 10    $  14,030.56    $  701.53    $  14,732.09    $  163.53   $  14,568.56
                           ---------                    ---------
Cumulative                 $5,957.17                    $1,388.63


INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Fund and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows:

Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates.

Class A, Class R, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

You may purchase the Fund's shares for cash and subsequently exchange them for shares of the same class of other AllianceBernstein Mutual Funds. The Fund's shares should be purchased for cash only for temporary investment pending exchange into another AllianceBernstein Mutual Fund and should not be held for a long-term investment. You may also purchase the Fund's shares through exchange if you hold shares of other AllianceBernstein Mutual Funds.

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Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing.


REQUIRED INFORMATION

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

GENERAL

The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees).

--------------------------------------------------------------------------------
WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of this Prospectus.
--------------------------------------------------------------------------------

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE
(Rule 12b-1) Fees

The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                   Distribution and/or Service
                              (Rule 12b-1) Fee (as a Percentage of
                               Aggregate Average Daily Net Assets)
                              ------------------------------------
         Class A                             .50%
         Class R                             .50%
         Class K                             .25%
         Class I                             None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class A shares and Class R shares are subject to the same Rule 12b-1 fee, which is higher than the Rule 12b-1 fee for Class K shares. Class I shares are not subject to a Rule 12b-1 fee. A higher Rule 12b-1 fee means a higher expense ratio, so Class A shares and Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class K shares and Class I shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

CLASS A, CLASS R, CLASS K AND CLASS I SHARES

Class A, Class R, Class K and Class I shares do not have an initial sales charge or contingent deferred sales charges.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Prospectus and the Fund's SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any Rule 12b-1 fee that you may pay.


--------------------------------------------------------------------------------
WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


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In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to
Class R shares each year may be paid to financial inter- mediaries, including your financial intermediary, that sell Class R shares.


In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.




--------------------------------------------------------------------------------
Your financial intermediary receives compensation from the Fund, the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, and/or Alliance in several ways from various sources, which include some or all of the following:

o    12b-1 fees
o    additional distribution support
o    defrayal of costs for educational seminars and training
o payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the Rule 12b-1 fees described above, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund-Annual Fund Operating Expenses" in this Prospectus.



--------------------------------------------------------------------------------
If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.
--------------------------------------------------------------------------------

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

    A.G. Edwards
    AIG Advisor Group
    American Express Financial Advisors
    AXA Advisors
    Bank One Securities Corp.
    BNY Investment Center
    Charles Schwab
    Chase Investment Services
    Citigroup Global Markets
    Commonwealth Financial
    IFMG Securities
    ING Advisors Network
    Legg Mason
    Lincoln Financial Advisors
    Linsco Private Ledger
    Merrill Lynch
    Morgan Stanley
    Mutual Service Corporation
    National Financial
    NPH Holdings
    PFS Investments
    Piper Jaffray
    Raymond James
    RBC Dain Rauscher
    Securities America
    SunTrust Bank
    UBS Financial
    Uvest Financial Services
    Wachovia Securities
    Wells Fargo

Although the Fund may use brokers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions,


8
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the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds. Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day and submit it to the Fund by a pre-arranged time. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange, or the Exchange, is open. Your sale price will be the next-determined NAV after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund's Trustees have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AllianceBernstein Mutual Fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. However, the AllianceBernstein Mutual Funds will generally try to prevent market timing by utilizing the procedures described below. These procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of fund shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect fund performance.


Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a fund calculates its NAV. While there is no assurance, the use of fair value pricing, in addition to the short-term trading policies discussed below, is expected to significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that significantly invest in small cap securities, technology securities and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be susceptible to price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of an AllianceBernstein Mutual Fund should be made for investment purposes only. The funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o TRANSACTION SURVEILLANCE PROCEDURES. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in fund shares. This surveillance process involves several factors, which include scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o ACCOUNT BLOCKING PROCEDURES. If a fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of fund shares back to a fund or redemptions will continue to be permitted in accordance with the terms of the fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the AllianceBernstein Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to a fund, the fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of fund shares. For certain retirement plan accounts, the fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The funds will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

RISKS TO SHAREHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds and their agents to detect excessive or short duration trading in fund shares, there is no guarantee that a fund will be able to identify these shareholders or curtail their trading practices. In particular, a fund may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

HOW THE FUND VALUES ITS SHARES

The Fund's NAV, which is the price at which shares of the Fund are purchased and redeemed, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

OTHER INFORMATION ABOUT THE FUND'S OBJECTIVE, STRATEGIES AND RISKS

This section of the Prospectus provides a more complete description of the investment objective and principal strategies and risks of the Fund.

Please note:

o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's SAI.

o There can be no assurance that the Fund will achieve its investment objective.

o Except as noted, the Fund's investment strategies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund's investment objective, which is fundamental, is maximum current income to the extent consistent with safety of principal and liquidity. As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under that Rule, the Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Fund may invest in:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o  adjustable rate obligations;

o  asset-backed securities;

o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

o  repurchase agreements that are fully collateralized.

The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Fund limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

As a matter of fundamental policy, the Fund may not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

RISK CONSIDERATIONS

The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

The Fund's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Fund's investments.

The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

MANAGEMENT OF THE FUND

The Fund's adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2004 totaling approximately $539 billion (of which approximately $118 billion represented assets of investment companies). As of December 31, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 6.7 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance .25% of average daily net assets during the fiscal year ended September 30, 2004.

The SAI has more detailed information about Alliance and other Fund service providers.

Legal Proceedings. As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008. The Fund's advisory fee was not affected by Alliance's agreement to reduce its advisory fees; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Trustees of the Fund (the "Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 193 4, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their invest-

ments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker-dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omi tted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

Transfer Agency and Retirement Plan Services. AGIS acts as the transfer agent for the Fund. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and plan recordkeepers may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund's net income is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

The Fund expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.
SHAREHOLDER SERVICES. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. HOUSEHOLDING. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

PORTFOLIO HOLDINGS. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, appears in the Fund's Annual Report, which is available upon request. Financial highlights are not provided for Class R, Class K and Class I shares because these shares had not commenced operations prior to the date of this Prospectus.


                                              Income From                         Less: Dividends
                                          Investment Operations                  and Distributions
                                -------------------------------------------  ---------------------------
                     Net Asset                Net Realized     Net Increase  Dividends Distributions from    Total      Net Asset
                       Value,      Net       Gain (Loss) on    in Net Asset  from Net  Net Realized Gain   Dividends      Value,
                     Beginning  Investment     Investment       Value from  Investment   on Investment        and         End of
Fiscal Year          of Period    Income    Transactions (a)    Operations    Income     Transactions    Distributions    Period
-------------------  ---------  ----------  -----------------  ------------  ---------  ----------------  -------------  --------
Class A
Year ended
  September 30, 2004   $1.00     .0008 (b)        -0-               .0008     (.0008)          -0-           (.0008)       $1.00
Year ended
  September 30, 2003   $1.00     .0040 (b)        -0-               .0040     (.0040)          -0-           (.0040)       $1.00
Year ended
  September 30, 2002   $1.00     .0100            -0-               .0100     (.0100)          -0- (a)       (.0100)       $1.00
Year ended
  September 30, 2001   $1.00     .0414            -0-               .0414     (.0414)          -0-           (.0414)       $1.00
Year ended
  September 30, 2000   $1.00     .0511            -0-               .0511     (.0511)          -0-           (.0511)       $1.00




                                Total Return                                  Ratios/Supplemental Data
                               --------------  -------------------------------------------------------------------
                                                                           Ratio to Average Net Assets of:
                                                                  ------------------------------------------------
                              Total Investment     Net Assets,
                                Return Based         End of          Expenses,       Expenses,          Net
                                   on Net            Period       Net of Waivers/ Before Waivers/   Investment
Fiscal Year                    Asset Value (c)   (in millions)    Reimbursements  Reimbursements      Income
-------------------            --------------  -----------------  --------------  --------------  ----------------
Class A
Year ended September 30, 2004       .09%           $    273           1.11%             1.15%          .08% (b)
Year ended September 30, 2003       .37%           $    362            .95%             1.03%          .40% (b)
Year ended September 30, 2002      1.01%           $    786            .97%              .97%          .99%
Year ended September 30, 2001      4.23%           $    664            .96%              .96%         4.09%
Year ended September 30, 2000      5.24%           $    680            .99%              .99%         5.14%



(a) Amount is less than $0.0001.

(b) Net of fees waived and expenses reimbursed.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

For more information about the Fund, the following documents are available upon request:

o Annual/Semi-Annual Reports To Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

o Statement Of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated `by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquires concerning the Fund, by contacting your broker or other intermediary, or by contacting Alliance:

By Mail:    Alliance Global Investor Services
            P.O. Box 786003
            San Antonio, TX 78278-6003

By Phone:   For Information: 800-221-5672
            For Literature: 800-227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You may also find these documents and more information about Alliance and the Fund on the Internet at: www.AllianceBernstein.com.


--------------------------------------------------------------------------------
PRIVACY NOTICE (THIS INFORMATION IS NOT PART OF THE PROSPECTUS.)

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources:(1)information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------




SEC File No. 811-08294

RETAFDPRO0305